Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2236

Turnaround Strategy Portfolio – Series 2022-3

Supplement to the Prospectus

Effective November 8, 2022, NortonLifeLock Inc. (ticker: NLOK) has changed its name to Gen Digital Inc. (ticker: GEN). As a result, effective immediately, all references to NortonLifeLock Inc. in the Portfolio’s prospectus are replaced with Gen Digital Inc.

Supplement Dated: November 8, 2022